Exhibit 99.2

September 19, 2011 Proposed Plan To Separate Into Three Independent, Publicly Traded Companies

This presentation contains a number of forward-looking statements. Words, and variations of words such as “expect”, “intend”, “will”, “anticipate”, “believe”, “propose”, “potential”, “continue”, “opportunity”, “estimate”, “project” and similar expressions are intended to identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, our intent to create three independent companies as a result of the proposed spin-offs, the expectation that the spin-offs will be tax-free, statements regarding the leadership, resources, potential, priorities, and opportunities for the independent companies following the spin-offs, the intent for the three independent companies to remain investment grade following the spin-offs, and the timing of the transactions. The forward-looking statements in this press release are based on current expectations and assumptions that are subject to risks and uncertainties, many of which are outside of our control, and could cause results to materially differ from expectations. Such risks and uncertainties include, but are not limited to: Failure to obtain necessary regulatory approvals or to satisfy any of the other conditions to the proposed spin-offs; Adverse affects on the market price of our common stock and on our operating results because of a failure to complete the proposed spin-offs; Failure to realize the expected benefits of the proposed spin-offs; Negative effects of announcement or consummation of the proposed spin-offs on the market price of the company’s common stock; Significant transaction costs and/or unknown liabilities; General economic and business conditions that affect the companies in connection with the proposed spin-offs; Unanticipated expenses such as litigation or legal settlement expenses; Failure to obtain tax rulings or tax law changes; Changes in capital market conditions that may affect proposed debt refinancing; The impact of the proposed spin-offs on the company’s employees, customers and suppliers; Future opportunities that the company’s board may determine present greater potential to increase shareholder value; and The ability of the companies to operate independently following the spin-offs. Tyco is under no obligation (and expressly disclaims any obligation) to update its forward-looking statements. Forward-Looking Statements / Safe Harbor 2 Actual results could differ materially from anticipated results. For further information regarding risks and uncertainties related to Tyco’s businesses, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of Tyco’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting Tyco’s Investor Relations Department, Tyco International Management Company LLC, 9 Roszel Road, Princeton, New Jersey 08540 or at Tyco’s Investor Relations website at: http://investors.tyco.com/ under the heading “Investor Relations” and then under the heading “SEC Filings.”

In connection with the proposed spin-off transactions, a definitive proxy statement for the stockholders of Tyco will be filed with the Securities and Exchange Commission (the “SEC”). Tyco will mail the final proxy statement to its stockholders. BEFORE MAKING ANY VOTING DECISION, TYCO’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED SPIN-OFF TRANSACTIONS. Investors and security holders may obtain, without charge, a copy of the proxy statement, as well as other relevant documents containing important information about Tyco at the SEC’s website (www.sec.gov) once such documents are filed with the SEC. You may also read and copy any reports, statements and other information filed by Tyco at the SEC public reference room at 100 F. Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information. Tyco and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed spin-off transactions. Information concerning the interests of Tyco’s participants in the solicitation is set forth in Tyco’s proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and in the proxy statement relating to the spin-off transactions when it becomes available. Important Information 3

Three Independent, Publicly Traded Companies 4 ADT North America Residential Global Leader in Commercial Fire Protection & Electronic Security Solutions Market Leader in N.A. Residential Security Services Global Leader in Valves, Controls and Related Products Standalone Companies With Strong Management Teams, Leading Market Positions And Attractive Financial Profiles *Fiscal year 2011 Revenue is an estimate. Pro forma revenue based on FY11 new structure without other adjustments. Commercial Fire & Security Flow Control Pro forma Revenue: $3.1B* Pro forma Revenue: $3.6B* Pro forma Revenue: $10.2B*

Strategic Rationale For Separation Potential For Significant Value Creation Through Separation 5 Much progress has been made over last few years to strengthen each business Each business has a distinct business model Increased strategic flexibility as focused standalone companies More targeted investment opportunities for shareholders, as well as greater visibility into individual business performance and drivers Each business appropriately capitalized to fund future growth opportunities Each to operate independently under its own highly capable management team and Board of Directors

6 Introduction To The New Companies Revenue Mix Pro forma Revenue* Key Products CEO Key Brands Commercial Fire & Security $10.2 Billion Commercial Fire & Security systems and services Retail security and store performance solutions Fire, Security, Life Safety and anti-theft products George Oliver Residential security systems, installation and services Residential security monitoring ADT NA Residential Flow Control Residential & Small Business Security Services 100% Valves & Controls 60% Water 20% Thermal 20% $3.1 Billion $3.6 Billion Valves and controls Thermal controls Water and environmental systems Naren Gursahaney Patrick Decker *Fiscal year 2011 Revenue is an estimate. Pro forma revenue based on the new structure without other adjustments.

Business Strengths Revenue* ADT North America Residential Overview 7 2011E Revenue Breakdown: $3.1 Billion Leading provider of security systems in the U.S. 6M+ customers (>7x the nearest competitor) ~26% market share in the U.S. Strong brand recognition Attractive recurring revenue base Steady and sustained growth of accounts and revenue per user from new residential customers Highly profitable subscriber-based business model Recurring 90% Key Levers Contract Type Residential & Small Business Security Services 100% $ Billions Account Growth RPU SAC Attrition Rate Product Mix *Fiscal year 2011 Revenue is an estimate. Pro forma revenue based on the new structure without other adjustments.

ADT North America Residential Value Drivers 8 Increase customer penetration through improved coverage (direct and indirect) and expanding channel partners Improve retention by enhancing the customer experience at all key customer touch points Continue to grow revenue per user by offering new, innovative solutions like ADT Pulse™ Interactive Services Leverage operational excellence and information technology initiatives to reduce subscriber acquisition costs and improve recurring margins Balance key levers to optimize return on investment for subscriber-based business Recurring Revenue Base Provides Consistent And Stable Results

Business Strengths Revenue* Flow Control Overview 9 2011 Pro forma Revenue Breakdown: $3.6 Billion Global leader in valves and controls and heat management products as well as large scale infrastructure projects Well-positioned in large, fragmented industries Recognized industry-leading brands Diversified across products and end markets Significant scale with established capabilities in emerging markets Water 20% Valves & Controls 60% Thermal 20% Asia-Pacific 41% EMEA 30% Americas 29% Product Mix Geography End-Markets $ Billions Energy 37% Process 38% Water 25% *Fiscal year 2011 Revenue is an estimate. Pro forma revenue based on the new structure without other adjustments.

Flow Control Value Drivers 10 Leverage ability to provide complete flow control solutions in key verticals Utilize installed base to accelerate aftermarket service and automation expansion Expand turn-key heat management systems to new markets and customers Expand scale and capabilities in emerging markets Capitalize on attractive macroeconomic trends as order activity gains momentum (e.g. oil & gas, power, mining) Opportunity to expand product portfolio and geographic reach through acquisitions (e.g. KEF) Simplify business structure and systems Broad End Markets Provide Revenue And Earnings Diversification

Business Strengths Revenue* Product Mix Commercial Fire & Security Overview 11 North America 39% EMEA 23% ROW 21% Geography Security vs Fire 2011 Pro forma Revenue Breakdown: $10.2 Billion Largest global provider of fire and security products, system design, installation and services Strong market position with leading technologies Strong position in developed markets with an expanding emerging markets presence Attractive product portfolio with a diversified customer base ~45% of revenue is service Service 45% Systems Install 38% Products 17% Global Products 17% Security 55% Fire 45% $ Billions *Fiscal year 2011 Revenue is an estimate. Pro forma revenue based on the new structure without other adjustments.

Commercial Fire & Security Value Drivers 12 Leverage expertise in key verticals to deliver differentiated solutions (e.g. retail, commercial, industrial, governmental, energy) Increase penetration in emerging markets Accelerate new product revenues through increased investment in proprietary, high-performance technology and integrated service solutions Shift business mix from lower-margin systems installation to higher-margin service business Productivity improvements and cost saving opportunities through reductions in systems and rationalization of back office structure Opportunity to realize incremental growth through acquisitions (e.g. Visonic, Chemguard) Capitalize on attractive macroeconomic trends, including a recovery in the global non-residential construction market Limited Capital Requirements Provide A Very Attractive Return On Invested Capital

Overview of Transaction Structure 13 Tax-free spin-offs of ADT North America Residential and Flow Control businesses Upon completion of the transaction, 100% of the standalone businesses will be owned by Tyco’s then current shareholders Expect to finalize and execute separation in next 12 months Final approval by Board of Directors Subject to Tyco shareholder vote Expect one-time transaction costs and fees of approximately $700 million Partially offset by lower future interest expense and operational benefits Opportunity to effect appropriate capital structures to support long-term business profiles and take advantage of future growth opportunities Strong balance sheets and investment grade credit ratings Tyco’s existing debt is expected to be reduced with new debt capital raised on behalf of ADT North America Residential and Flow Control Three standalone companies together are initially expected to pay a dividend equal in sum to the current Tyco dividend Structure Timing & Approvals Separation Costs Capital Structures & Financial Policies U.S. incorporation for ADT Residential Non U.S. incorporation for Flow Control Swiss incorporation for Commercial Fire and Security Incorporation